UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

Commission File Number: 000-56381

OKMIN RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	85-4401166
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

16501 Ventura Boulevard, Suite 400, Encino, CA 91436

(Address of principal executive offices)(Zip Code)

(818) 201-3727

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrants Certifying Accountant

Termination of Independent Registered Public Accounting Firm

On May 9, 2024 (the “Dismissal Date”), Okmin Resources Inc. (the “Company”) dismissed BF Borgers CPA PC (the “Former Auditor”) as the Company’s independent registered public accounting firm. On May 3, 2024, the Securities and Exchange Commission (the "SEC") announced that it had settled charges against Borgers for failure to conduct audits in accordance with the standards of the Public Company Accounting Oversight Board (the "PCAOB"). As part of the settlement, Borgers agreed to a permanent ban on appearing or practicing before the SEC. As a result of Borgers' settlement with the SEC, the Company dismissed Borgers as its independent accountant.

The Company is in the process of engaging a new public accounting firm and will provide an updated disclosure as soon as that occurs.

During the years ended June 30, 2023 and 2022 and through the Dismissal Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused the Former Auditor to make reference thereto in its reports on the Company’s financial statements for such years.

Except as set forth below, during the years ended June 30, 2023 and 2022 and through the Dismissal Date, the reports of the Former Auditor on the Company's financial statements did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports contained a paragraph stating there was substantial doubt about the Company's ability to continue as a going concern.

The U.S. Securities and Exchange Commission (the “SEC”) has advised that, in lieu of obtaining a letter from BF Borgers stating whether or not it agrees with the statements herein, the Company may indicate that BF Borgers is not currently permitted to appear or practice before the SEC for reasons described in the SEC’s Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933, Sections 4C and 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the Commission’s Rules of Practice, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order, dated May 3, 2024.

Item. 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Okmin Resources Inc.

Dated: May 9, 2024	By:	/s/ Jonathan Herzog
Jonathan Herzog
Chief Executive Officer